UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21326

Cohen & Steers REIT and Preferred Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $18.67 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $17.28.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2013
Cohen & Steers REIT and Preferred Income Fund at NAV[a]	5.04%
Cohen & Steers REIT and Preferred Income Fund at Market Value[a]	5.12%
FTSE NAREIT Equity REIT Index[b]	6.49%
BofA Merrill Lynch Fixed Rate Preferred Index[b]	0.36%
Blended benchmark—50% FTSE NAREIT Equity REIT Index/ 50% BofA Merrill Lynch Fixed Rate Preferred Index[b]	3.47%
S&P 500 Index[b]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

U.S. real estate securities had solid gains in the first half of 2013, helped by improving demand and very little new supply in most property sectors. However, late in the period, REITs declined sharply along with other income-oriented assets, as Treasury yields rose in response to news that the Federal Reserve (the Fed) might taper its bond purchasing program relatively soon. Despite the rise in Treasury yields, REITs maintained generally strong balance sheets, with low-rate debt typically structured at fixed, multi-year terms.

Commercial real estate benefited broadly from signs of a housing-led economic recovery. Property sectors with short lease terms and cyclically sensitive businesses generally fared well in this environment, including hotels (10.5% total returnc) and self storage (9.0%). The residential market also provided a boost to shopping center and industrial REITs (8.3% and 6.0%, respectively) given their ties to local economic growth and housing-related businesses. By contrast, the apartment sector (3.7%) was hindered by concerns that rising home purchases, along with accelerating multifamily supply, would have a negative impact on cash flow growth.

Health care REITs (9.4%) continued to actively acquire properties, although the premium valuations placed on these properties limited their potential earnings benefit. Markets priced in a particularly favorable outlook for senior living centers, which historically have a strong correlation to housing and employment.

The office sector (6.7%) saw some aggressive bidding on New York properties. An investor took a 40% stake in the GM building, making it the most valuable office building in the U.S., with an estimated worth of $3.4 billion. Late in the period, an unidentified bidder offered to buy the Empire State Building for $2.1 billion, the second takeover proposal reported before a planned initial public offering that would include the building. These deals reflected a broader trend of rising real estate investment demand from sources eager for yield and inflation protection.

Preferreds securities were flat in the end

Preferred securities began the period on a positive note, but then encountered the headwinds that hindered financial markets broadly. Preferreds declined in price in May and June as Treasury yields rose, although it is not axiomatic that rising rates send preferreds lower, as their wide credit spreads

c  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

can provide a cushion. For example, when Treasury yields rose from December 2012 through early March 2013 (from 1.6% to 2.0%), the BofA Fixed Rate Preferreds Index had a total return of about 2.0%, and preferreds' yield spreads tightened against Treasury yields. During that period, investors viewed rising rates as a sign of an improving economy, which is typically good for credit. By contrast, in June, spreads did not narrow and even widened on many fixed income securities, including preferreds, but also investment-grade and high-yield corporate debt. As markets turned down late in the period, longer-duration securities declined the most, but selling was otherwise indiscriminate. Even many adjustable-rate preferreds declined, despite their normal insulation from rising interest rates.

Fund performance

The Fund had a positive total return in the period and outperformed its blended benchmark on a NAV and market value basis. Factors that aided relative performance based on NAV included stock selection in the apartment sector. In the hotel sector, returns were helped by our overweight in Strategic Hotels & Resorts, which rallied on speculation that the company might be acquired.

Relative returns were hindered by stock selection in the regional mall and diversified sectors. Within the diversified sector, our position in Digital Realty Trust detracted, as it struggled amid concerns regarding high capital expenditures and the lease-negotiating power of its large tenants. Our underweights in the free-standing retail (9.5% total return in the index) and health care sectors also hampered relative performance.

The Fund's allocation to preferred securities had a positive absolute return and aided relative performance. In general, our preference for higher-coupon securities helped relative returns, as did our overweight in institutional over-the-counter securities and underweight in retail exchange-traded securities.

Impact of leverage on Fund performance

The Fund's use of leverage contributed to the Fund's performance during the six-month period ended June 30, 2013.

Investment Outlook

We expect the Fed to moderate quantitative easing once stronger and more sustained economic growth is observed, which we expect in late 2013. In this scenario, we could see the yield on the 10-year Treasury note approach and cross 3% in 2014, but we maintain a view that the path to higher interest rates runs through an improving economy. In our view, better growth could have a greater impact on investor sentiment than a move away from historically low rates.

We believe that an environment of low new supply and improving demand generated by a housing-led economic recovery could be supportive of REIT shares. The group has historically performed well in periods of economic growth, even when accompanied by rising interest rates, as occupancies and rents are often correlated with rising employment and GDP. Given that distributions for most U.S. REITs are near the required minimum, companies will likely need to raise their payouts as cash ﬂows improve, offering the potential for strong dividend growth over the next several years, in our view. Based on our

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

cash-flow-growth projections, we believe valuations for U.S. REITs are attractive relative to where we are in the real estate cycle.

Our focus is on REITs that we believe have the potential to outperform in an environment of greater economic growth. From a sector standpoint, we like the shopping center, industrial, self-storage and hotel sectors. We have sold some suburban office owners, as, in our view, the group's valuation advantage has narrowed relative to central business district office companies. We believe that West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

Preferred securities and our approach to active management

The recent downdraft in preferreds has been somewhat rational in our view, as prospects for lower Fed accommodation has increased uncertainty. However, we believe the extent of repricing of many preferreds has led to a value entry point in many securities. With yield spreads already wide of historical levels before the selloff and even wider now, we believe many securities look quite compelling, even if we assume that Treasury yields will rise further.

That said, for the near term we are cautious with respect to interest-rate risk, and have been proactively positioning our investments to protect against a further increase in rates. We are employing various tools to manage this risk, including investing in lower duration preferred security structures, like floating rate and fixed-to-floating rate issues, buying securities that have relatively wide credit spreads and favoring higher-coupon over lower-coupon issues. In addition, we expect the high income rate offered by preferred securities—as well as the reinvestment of income—to help dampen the effects of any further price pressures over time.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

THOMAS N. BOHJALIAN	JASON YABLON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2013, leverage represented 28% of the Fund's managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods of five, six and seven years (where we effectively reduce our variable rate obligation and fix our rate obligation over various terms). Specifically, as of June 30, 2013, we have fixed the rate on 85% of our borrowings at an average interest rate of 1.9% for an average remaining term of 4.8 years. Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in portions of the Fund's leveraging costs for the various terms partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	28%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	1.9%
Weighted Average Term on Financing	4.8 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2013. Information is subject to change.

b  See Note 7 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

June 30, 2013

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$70,329,040	5.6
Ventas	38,900,309	3.1
Prologis	34,906,729	2.8
Equity Residential	33,069,641	2.7
Health Care REIT	29,788,132	2.4
Vornado Realty Trust	25,802,970	2.1
Public Storage	20,823,901	1.7
JP Morgan Chase & Co., 7.90%, Series I	18,663,925	1.5
Kimco Realty Corp.	17,343,770	1.4
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)	16,642,054	1.3

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK—REAL ESTATE	70.2%
DIVERSIFIED	6.8%
American Assets Trust[a]		153,465	$4,735,930
Colony Financial[a]		323,785	6,440,084
Cousins Properties		454,892	4,594,409
Duke Realty Corp.[a]		641,600	10,002,544
Forest City Enterprises, Class Ab		179,196	3,209,400
Vornado Realty Trust[a,c]		311,442	25,802,970
WP Carey		91,044	6,024,381
			60,809,718
HEALTH CARE	9.0%
Aviv REIT		158,317	4,003,837
Emeritus Corp.[a,b]		220,584	5,113,137
Health Care REIT[a,c]		444,400	29,788,132
Healthcare Trust of America, Class A		282,284	3,170,049
Ventas[a,c]		560,039	38,900,309
			80,975,464
HOTEL	5.2%
Hersha Hospitality Trust[a,c]		1,059,536	5,975,783
Host Hotels & Resorts[a,c]		665,003	11,218,601
Hyatt Hotels Corp., Class Aa,b,c		81,114	3,273,761
Pebblebrook Hotel Trust[a]		259,300	6,702,905
RLJ Lodging Trust[a]		270,984	6,094,430
Strategic Hotels & Resorts Worldwide[a,b]		898,363	7,959,496
Sunstone Hotel Investors[b]		444,220	5,366,178
			46,591,154
INDUSTRIALS	4.6%
DCT Industrial Trust[a]		338,420	2,419,703
First Industrial Realty Trust		174,616	2,648,925
Prologis[a,c]		925,417	34,906,729
STAG Industrial		43,295	863,735
			40,839,092

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
OFFICE	8.6%
Alexandria Real Estate Equities[a]		133,300	$8,760,476
Boston Properties[a,c]		118,535	12,501,886
Corporate Office Properties Trust[a]		275,899	7,035,425
Douglas Emmett[a]		382,532	9,544,173
Highwoods Properties[a]		242,500	8,635,425
Hudson Pacific Properties[a,c]		326,667	6,951,474
Mack-Cali Realty Corp.		159,788	3,913,208
Parkway Properties		255,112	4,275,677
SL Green Realty Corp.[a,c]		180,930	15,956,217
			77,573,961
OFFICE/INDUSTRIAL	0.8%
PS Business Parks[a]		104,131	7,515,134
RESIDENTIAL	10.4%
APARTMENT	9.2%
Apartment Investment & Management Co.[a,c]		264,535	7,946,631
AvalonBay Communities[a,c]		65,019	8,771,713
Colonial Properties Trust[a]		273,700	6,601,644
Equity Residential[a,c]		569,577	33,069,641
Essex Property Trust[a]		58,500	9,296,820
Mid-America Apartment Communities[a]		62,765	4,253,584
UDR[a,c]		502,559	12,810,229
			82,750,262
MANUFACTURED HOME	1.2%
Sun Communities[a]		138,188	6,876,235
TRI Pointe Homes[b]		217,656	3,608,737
			10,484,972
TOTAL RESIDENTIAL			93,235,234

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SELF STORAGE	4.8%
CubeSmart[a,c]		327,876	$5,239,458
Extra Space Storage[a]		206,500	8,658,545
Public Storage[a,c]		135,811	20,823,901
Sovran Self Storage[a]		130,024	8,424,255
			43,146,159
SHOPPING CENTERS	19.3%
COMMUNITY CENTER	5.8%
Cedar Realty Trust		340,664	1,764,640
DDR Corp.[a,c]		606,974	10,106,117
Kimco Realty Corp.[a,c]		809,322	17,343,770
Ramco-Gershenson Properties Trust[a,c]		293,942	4,564,919
Regency Centers Corp.[a,c]		217,765	11,064,640
Tanger Factory Outlet Centers[a]		221,444	7,409,516
			52,253,602
FREE STANDING	2.3%
National Retail Properties[a]		194,100	6,677,040
Realty Income Corp.[a,c]		334,459	14,020,522
			20,697,562
REGIONAL MALL	11.2%
General Growth Properties[a,c]		656,688	13,048,391
Glimcher Realty Trust[a]		831,850	9,083,802
Simon Property Group[a,c]		445,346	70,329,040
Taubman Centers[a]		104,221	7,832,208
			100,293,441
TOTAL SHOPPING CENTERS			173,244,605
SPECIALTY	0.7%
Digital Realty Trust[a,c]		102,547	6,255,367
TOTAL COMMON STOCK (Identified cost—$479,697,016)			630,185,888

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	21.5%
BANKS	7.3%
Ally Financial, 7.25%, due 2/7/33[d]		194,584	$4,905,463
Ally Financial, 7.375%, due 12/16/44[a]		199,651	5,003,254
Bank of America Corp., 7.25%, Series L ($1,000 Par Value)(Convertible)		2,152	2,389,796
CoBank ACB, 6.25%, 144A ($100 Par Value)[a,e]		33,000	3,406,220
CoBank ACB, 6.125%, Series G ($100 Par Value)		20,000	1,991,250
Countrywide Capital IV, 6.75%, due 4/1/33[a]		263,713	6,590,188
Countrywide Capital V, 7.00%, due 11/1/36[a]		336,612	8,469,158
First Niagara Financial Group, 8.625%, Series B		100,000	2,850,000
Goldman Sachs Group/The, 5.50%, Series Ja		336,136	8,114,323
Huntington Bancshares, 8.50%, Series A ($1,000 Par Value)(Convertible)[a]		5,718	6,976,017
PNC Financial Services Group, 6.125%, Series P		132,500	3,562,925
US Bancorp, 6.50%, Series Fa		72,088	2,025,673
Wells Fargo & Co., 7.50%, Series L ($1,000 Par Value)(Convertible)		2,200	2,626,800
Zions Bancorp, 7.90%, Series Fa		168,802	4,807,481
Zions Bancorp, 6.30%, Series G		80,000	2,036,000
			65,754,548
BANKS—FOREIGN	1.2%
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)[a]		172,192	4,320,297
Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)[a]		306,722	6,683,473
			11,003,770
ELECTRIC—INTEGRATED	0.2%
Duke Energy Corp., 5.125%, due 1/15/73		44,995	1,105,527
NextEra Energy Capital Holdings, 5.70%, due 3/1/72, Series G		29,082	704,657
			1,810,184
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.0%
Stanley Black & Decker, 5.75%, due 7/25/52[a,c]		10,140	248,024

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INSURANCE	4.8%
LIFE/HEALTH INSURANCE—FOREIGN	0.4%
Aegon NV, 6.875% (Netherlands)[a]		158,294	$3,946,269
MULTI-LINE	1.0%
Hanover Insurance Group/The, 6.35%, due 3/30/53		78,400	1,904,336
Hartford Financial Services Group, 7.875%, due 4/15/42[a]		240,000	7,075,200
			8,979,536
MULTI-LINE—FOREIGN	1.7%
ING Groep N.V., 7.05% (Netherlands)		149,060	3,705,632
ING Groep N.V., 7.375% (Netherlands)[a]		294,873	7,365,927
ING Groep N.V., 8.50% (Netherlands)[a]		159,419	4,034,895
			15,106,454
REINSURANCE	0.4%
Reinsurance Group of America, 6.20%, due 9/15/42		140,000	3,640,000
REINSURANCE—FOREIGN	1.3%
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)		180,000	4,590,000
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)		106,000	2,798,400
Axis Capital Holdings Ltd., 6.875%, Series C (Bermuda)		26,152	683,613
Endurance Specialty Holdings Ltd., 7.50%, Series B (Bermuda)		94,092	2,527,311
Montpelier Re Holdings Ltd., 8.875% (Bermuda)[a]		40,035	1,088,152
			11,687,476
TOTAL INSURANCE			43,359,735
INTEGRATED TELECOMMUNICATIONS SERVICES	1.2%
Qwest Corp., 6.125%, due 6/1/53		200,000	4,820,000
Qwest Corp., 7.00%, due 4/1/52		78,395	2,026,511
Qwest Corp., 7.375%, due 6/1/51[a]		146,586	3,878,665
			10,725,176

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
REAL ESTATE	6.3%
DIVERSIFIED	2.0%
Coresite Realty Corp., 7.25%, Series A		79,200	$2,015,640
EPR Properties, 6.625%, Series F		119,700	2,944,620
Gramercy Property Trust, 8.125%, Series A		68,827	2,285,056
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a]		96,586	4,680,075
National Retail Properties, 5.70%		118,178	2,832,727
NorthStar Realty Finance Corp., 8.50%, Series D		119,300	2,958,640
			17,716,758
HOTEL	0.9%
Hersha Hospitality Trust, 6.875%, Series C		134,345	3,260,553
Hospitality Properties Trust, 7.125%, Series D		95,000	2,426,300
Pebblebrook Hotel Trust, 7.875%, Series Aa		100,000	2,584,000
			8,270,853
INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 7.875%, Series Bf		120,000	3,097,200
OFFICE	0.3%
Corporate Office Properties Trust, 7.375%, Series L		100,000	2,565,000
RESIDENTIAL—MANUFACTURED HOME	0.2%
Equity Lifestyle Properties, 6.75%, Series C		60,843	1,569,141
SHOPPING CENTERS	2.6%
COMMUNITY CENTER	1.7%
Cedar Realty Trust, 7.25%, Series Ba		219,000	5,628,300
DDR Corp., 6.50%, Series J		60,000	1,448,400
Inland Real Estate Corp., 8.125%, Series A		135,000	3,489,750
Saul Centers, 6.875%, Series C		79,140	2,018,070
Weingarten Realty Investors, 6.50%, Series Fa,c		101,803	2,556,273
			15,140,793

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	0.9%
CBL & Associates Properties, 7.375%, Series Da		324,982	$8,222,045
TOTAL SHOPPING CENTERS			23,362,838
TOTAL REAL ESTATE			56,581,790
TRANSPORT—MARINE	0.5%
Seaspan Corp., 9.50%, Series C (Hong Kong)[a]		69,774	1,879,712
Teekay Offshore Partners LP, 7.25%, Series A (Marshall Islands)		80,000	2,024,000
			3,903,712
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$176,928,937)			193,386,939
PREFERRED SECURITIES—CAPITAL SECURITIES	42.4%
BANKS	9.1%
Citigroup, 5.95%[a]		5,000,000	4,981,750
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000	5,675,711
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Aa,e		7,640,000	7,706,850
Farm Credit Bank of Texas, 10.00%, Series Ia		4,000	4,821,250
Goldman Sachs Capital I, 6.345%, due 2/15/34[a]		4,000,000	3,854,236
Goldman Sachs Capital II, 4.00%, due 6/1/43, (FRN)[a]		15,500,000	12,361,250
JP Morgan Chase & Co., 7.90%, Series Ia,c		16,500,000	18,663,925
PNC Financial Services Group, 6.75%[a,c]		4,000,000	4,359,072
Regions Financial Corp., 7.375%, due 12/10/37[a]		3,797,000	4,271,625
Wells Fargo & Co., 7.98%, Series Ka,c		11,000,000	12,450,625
Zions Bancorp, 5.80%		2,500,000	2,356,250
			81,502,544

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
BANKS—FOREIGN	11.7%
Abbey National Capital Trust I, 8.963%[a]		5,259,000	$6,363,390
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)[g]		3,200,000	3,048,000
Banco do Brasil SA/Cayman, 9.25%, 144A (Brazil)[a,e]		7,000,000	7,647,500
Bank of Ireland, 10.00%, due 7/30/16, Series EMTN (Ireland)		1,200,000	1,589,314
Barclays Bank PLC, 6.278% (United Kingdom)[a]		4,300,000	3,990,705
Barclays Bank PLC, 7.625%, due 11/21/22 (United Kingdom)[a,c]		7,825,000	7,697,844
Barclays Bank PLC, 7.75%, due 4/10/23 (United Kingdom)[a]		5,250,000	5,230,312
Barclays Bank PLC, 6.86%, 144A (United Kingdom)[e]		2,800,000	2,793,000
BNP Paribas, 7.195%, 144A (France)[a,e]		4,800,000	4,668,000
BPCE SA, 9.00%, (France) (EUR)		3,100,000	4,206,606
Claudius Ltd. (Credit Suisse), 7.875% (Switzerland)[a]		4,000,000	4,207,000
Credit Suisse Group Guernsey I Ltd., 7.875%, due 2/24/41		1,450,000	1,522,500
HBOS Capital Funding LP, 6.85% (United Kingdom)		9,750,000	8,943,187
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)[e]		10,442,000	14,853,745
Rabobank Nederland, 8.40% (Netherlands)		5,100,000	5,449,350
Rabobank Nederland, 11.00%, 144A (Netherlands)[a,e]		4,800,000	6,194,309
RBS Capital Trust B, 6.80% (United Kingdom)		3,850,000	3,372,600
SMFG Preferred Capital, 9.50%, 144A (FRN) (Cayman Islands)[a,e]		2,500,000	3,112,500
Standard Chartered PLC, 7.014%, 144A (United Kingdom)[a,c,e]		3,050,000	3,089,458
UBS AG, 7.625%, due 8/17/22 (Switzerland)		6,000,000	6,595,650
			104,574,970
ELECTRIC—INTEGRATED	0.3%
Electricite de France SA, 5.25%, 144A (FRN) (France)[e]		3,000,000	2,873,295

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
FINANCE	3.3%
DIVERSIFIED FINANCIAL SERVICES	3.1%
Aberdeen Asset Management PLC, 7.00% (United Kingdom)		3,400,000	$3,374,500
General Electric Capital Corp., 7.125%, Series Aa		9,800,000	11,092,679
General Electric Capital Corp., 6.25%, Series Ba		7,000,000	7,468,853
General Electric Capital Corp., 5.25%, Series C		3,500,000	3,351,250
JPMorgan Chase & Co., 5.15%, Series Q		3,158,000	3,023,785
			28,311,067
INVESTMENT BANKER/BROKER	0.2%
Charles Schwab Corp., 7.00%		1,500,000	1,680,000
TOTAL FINANCE			29,991,067
FOOD	0.8%
Dairy Farmers of America, 7.875%, 144Ae,f		68,100	7,418,644
INSURANCE	10.9%
LIFE/HEALTH INSURANCE	3.3%
American General Institutional Capital A, 7.57%, due 12/1/45, 144Aa,e		5,000,000	5,975,000
American General Institutional Capital B, 8.125%, due 3/15/46, 144Aa,e		4,475,000	5,425,937
Great-West Life & Annuity Insurance Co., 7.153%, due 5/16/46, 144Aa,e		2,700,000	2,787,750
ING US, 5.65%, due 5/15/53, 144Ae		2,210,000	2,082,925
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Aa,e		10,315,000	13,667,375
			29,938,987
LIFE/HEALTH INSURANCE—FOREIGN	1.9%
La Mondiale Vie, 7.625% (France)[g]		8,250,000	8,466,562
Prudential PLC, 7.75% (United Kingdom)[a]		1,900,000	2,021,838
Scottish Widows PLC, 7.00%, due 6/16/43 (United Kingdom)		4,599,000	6,829,195
			17,317,595

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MULTI-LINE	1.6%
American International Group, 8.175%, due 5/15/58, (FRN)[a]		7,723,000	$9,460,675
MetLife, 10.75%, due 8/1/69[a]		3,000,000	4,650,000
			14,110,675
MULTI-LINE—FOREIGN	1.4%
Aviva PLC, 8.25% (United Kingdom)		2,500,000	2,648,125
AXA SA, 8.60%, due 12/15/30 (France)[a]		2,400,000	2,910,000
AXA SA, 6.379%, 144A (France)[e]		2,000,000	1,955,000
AXA SA, 6.463%, 144A (France)[a,e]		2,050,000	2,016,688
Cloverie PLC, 8.25% (Ireland)		2,550,000	2,897,445
			12,427,258
PROPERTY CASUALTY	0.6%
Liberty Mutual Group, 7.80%, due 3/15/37, 144Aa,e		4,700,000	5,534,250
PROPERTY CASUALTY—FOREIGN	0.5%
Mitsui Sumitomo Insurance Co., Ltd., 7.00%, due 3/15/72, 144A (Japan)[a,c,e]		3,750,000	4,068,750
REINSURANCE—FOREIGN	1.6%
Aquarius + Investments PLC, 8.25% (Switzerland)		3,500,000	3,753,750
Catlin Insurance Co., 7.249%, 144A (Bermuda)[a,e]		6,800,000	7,004,000
QBE Capital Funding III Ltd., 7.25%, due 5/24/41, 144A (Australia)[a,e]		3,800,000	4,018,834
			14,776,584
TOTAL INSURANCE			98,174,099
INTEGRATED TELECOMMUNICATIONS SERVICES	1.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman)[a,e]		13,254	16,642,054
OIL & GAS EXPLORATION & PRODUCTION	0.4%
Origin Energy Finance Ltd., 7.875%, due 6/16/71 (Australia) (EUR)		2,500,000	3,372,899

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
PIPELINES	2.2%
DCP Midstream LLC, 5.85%, due 5/21/43, 144Ae		2,537,000	$2,448,205
Enbridge Energy Partners LP, 8.05%, due 10/1/37[a]		8,500,000	9,675,125
Enterprise Products Operating LLC, 7.034%, due 1/15/68, Series Ba		2,150,000	2,415,740
Enterprise Products Operating LP, 8.375%, due 8/1/66[a]		4,710,000	5,255,244
			19,794,314
UTILITIES	1.8%
ELECTRIC UTILITIES	0.8%
FPL Group Capital, 7.30%, due 9/1/67, Series Da		6,700,000	7,410,187
MULTI-UTILITIES	1.0%
Dominion Resources, 7.50%, due 6/30/66, Series Aa,c		5,184,000	5,628,419
PPL Capital Funding, 6.70%, due 3/30/67, Series A		3,000,000	3,100,047
			8,728,466
TOTAL UTILITIES			16,138,653
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$344,591,582)			380,482,539
		Principal Amount
CORPORATE BONDS	1.2%
INSURANCE—PROPERTY CASUALTY	0.6%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Aa,e		$5,250,000	5,558,590
INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Citizens Communications Co., 9.00%, due 8/15/31[a]		3,000,000	2,985,000
REAL ESTATE—SHOPPING CENTERS	0.2%
General Shopping Finance Ltd., 10.00%, 144A (Cayman Islands)[e,f]		1,965,000	1,904,085
TOTAL CORPORATE BONDS (Identified cost—$9,745,073)			10,447,675

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.2%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[h]		10,100,047	$10,100,047
Federated Government Obligations Fund, 0.01%[h]		10,100,048	10,100,048
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$20,200,095)			20,200,095
TOTAL INVESTMENTS (Identified cost—$1,031,162,703)	137.5%		1,234,703,136
LIABILITIES IN EXCESS OF OTHER ASSETS	(37.5)		(336,990,105)
NET ASSETS (Equivalent to $18.67 per share based on 48,075,534 shares of common stock outstanding)	100.0%		$897,713,031

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged as collateral in connection with the Fund's revolving credit agreement. $732,068,252 in aggregate has been pledged as collateral.

b  Non-income producing security.

c  A portion of the security has been rehypothecated in connection with the Fund's revolving credit agreement. $312,885,639 in aggregate has been rehypothecated.

d  A portion of the security is segregated as collateral for open forward foreign currency exchange contracts. $1,890,750 in aggregate has been segregated as collateral.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 16.1% of the net assets of the Fund, of which 1.0% are illiquid.

f  Illiquid security. Aggregate holdings equal 1.4% of the net assets of the Fund.

g  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 1.3% of the net assets of the Fund.

h  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

Forward foreign currency exchange contracts outstanding at June 30, 2013 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman	EUR	6,425,173	USD	8,329,074	7/2/13	$(34,249)
Brown Brothers Harriman	GBP	5,259,700	USD	7,973,505	7/2/13	(26,233)
Brown Brothers Harriman	USD	8,350,090	EUR	6,425,173	7/2/13	13,232
Brown Brothers Harriman	USD	7,978,981	GBP	5,259,700	7/2/13	20,758
Brown Brothers Harriman	EUR	7,043,250	USD	9,153,584	8/2/13	(15,386)
Brown Brothers Harriman	GBP	4,490,096	USD	6,809,392	8/2/13	(18,380)
						$(60,258)

Glossary of Portfolio Abbreviations

EUR   Euro Currency

FRN   Floating Rate Note

GBP   Great British Pound

REIT   Real Estate Investment Trust

USD   United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,031,162,703)	$1,234,703,136
Cash	37,904
Receivable for:
Investment securities sold	9,970,622
Dividends and interest	9,491,298
Unrealized appreciation on forward foreign currency exchange contracts	33,990
Other assets	174,550
Total Assets	1,254,411,500
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	94,248
Payable for:
Revolving credit agreement	350,000,000
Investment securities purchased	4,885,639
Dividends declared on common shares	755,130
Investment management fees	674,598
Interest expense	72,137
Administration fees	57,952
Other liabilities	158,765
Total Liabilities	356,698,469
NET ASSETS	$897,713,031
NET ASSETS consist of:
Paid-in capital	$874,970,885
Dividends in excess of net investment income	(8,219,443)
Accumulated net realized loss	(172,516,624)
Net unrealized appreciation	203,478,213
$897,713,031
NET ASSET VALUE PER COMMON SHARE:
($897,713,031 ÷ 48,075,534 shares outstanding)	$18.67
MARKET PRICE PER COMMON SHARE	$17.28
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(7.45)%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $2,074 of foreign withholding tax)	$15,273,641
Interest income (net of $3,017 of foreign withholding tax)	12,851,587
Rehypothecation income	30,189
Total Investment Income	28,155,417
Expenses:
Investment management fees	4,152,040
Interest expense	3,265,584
Administration fees	451,260
Line of credit fees	149,577
Custodian fees and expenses	96,017
Shareholder reporting expenses	72,184
Professional fees	55,411
Directors' fees and expenses	26,767
Transfer agent fees and expenses	10,576
Registration and filing fees	4,930
Miscellaneous	53,382
Total Expenses	8,337,728
Net Investment Income	19,817,689
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	52,955,731
Options	52,056
Foreign currency transactions	112,259
Net realized gain	53,120,046
Net change in unrealized appreciation (depreciation) on:
Investments	(29,604,441)
Foreign currency translations	109,849
Net change in unrealized appreciation (depreciation)	(29,494,592)
Net realized and unrealized gain	23,625,454
Net Increase in Net Assets Resulting from Operations	$43,443,143

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$19,817,689	$45,751,694
Net realized gain	53,120,046	45,276,227
Net change in unrealized appreciation (depreciation)	(29,494,592)	112,073,834
Net increase in net assets resulting from operations	43,443,143	203,101,755
Dividends to Common Shareholders from Net Investment Income	(28,845,321)	(57,690,641)
Total increase in net assets applicable to common shares	14,597,822	145,411,114
Net Assets Applicable to Common Shares:
Beginning of period	883,115,209	737,704,095
End of period[a]	$897,713,031	$883,115,209

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $8,219,443 and $808,189, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2013 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$43,443,143
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(389,293,650)
Net purchases, sales and maturities of short-term investments	200,692
Net amortization of premium	176,856
Proceeds from sales and maturities of long-term investments	398,306,226
Net increase in dividends and interest receivable and other assets	(1,301,465)
Net decrease in interest expense payable, accrued expenses and other liabilities	(350,319)
Net change in unrealized depreciation on investments	29,604,441
Net change in unrealized appreciation on forward foreign currency exchange contracts	(124,396)
Net realized gain on investments	(52,955,731)
Cash provided by operating activities	27,705,797
Cash Flows from Financing Activities:
Distributions paid on common shares	(29,015,588)
Decrease in cash	(1,309,791)
Cash at beginning of period	1,347,695
Cash at end of period	$37,904

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value per common share, beginning of period	$18.37	$15.34	$15.63	$12.83	$8.51	$21.88
Income (loss) from investment operations:
Net investment income	0.41 [a]	0.95 [a]	1.21	1.02	0.73	1.54
Net realized and unrealized gain (loss)	0.49	3.28	(0.30)	2.76	4.46	(11.99)
Total income (loss) from investment operations	0.90	4.23	0.91	3.78	5.19	(10.45)
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	—	—	(0.03)	(0.52)
Total dividends and distributions to preferred shareholders	—	—	—	—	(0.03)	(0.52)
Total income (loss) from investment operations applicable to common shares	0.90	4.23	0.91	3.78	5.16	(10.97)
Less dividends and distributions to common shareholders from:
Net investment income	(0.60)	(1.20)	(1.20)	(1.00)	(0.71)	(0.87)
Tax return of capital	—	—	—	—	(0.13)	(1.53)
Total dividends and distributions to common shareholders	(0.60)	(1.20)	(1.20)	(1.00)	(0.84)	(2.40)
Anti-dilutive effect from the issuance of reinvested common shares	—	—	0.00 [b]	—	—	0.00 [b]
Anti-dilutive effect from the purchase of common shares	—	—	—	0.02	—	—
Net increase (decrease) in net asset value per common share	0.30	3.03	(0.29)	2.80	4.32	(13.37)
Net asset value, per common share, end of period	$18.67	$18.37	$15.34	$15.63	$12.83	$8.51
Market value, per common share, end of period	$17.28	$16.99	$14.15	$14.29	$10.35	$6.21
Total net asset value return[c]	5.04%[d]	28.45%	6.46%	31.63%	69.85%	–53.42%
Total market value return[c]	5.12%[d]	28.79%	7.41%	49.18%	87.76%	–60.65%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets applicable to common shares, end of period (in millions)	$897.7	$883.1	$737.7	$750.9	$620.3	$411.3
Ratio of expenses to average daily net assets applicable to common shares	1.79%[e]	1.63%	1.72%	1.87%	2.62%[f]	1.72%[f]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)	1.09%[e]	1.10%	1.13%	1.22%	2.06%[f]	1.70%[f]
Ratio of net investment income to average daily net assets applicable to common shares	4.26%[e]	5.45%	5.62%	6.08%	9.02%[f]	9.06%[f]
Ratio of expenses to average daily managed assets[g]	1.31%[e]	1.15%	1.18%	1.26%	1.56%[f]	0.98%[f]
Portfolio turnover rate	31%[d]	49%	52%	66%	81%	53%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	—	—	—	$254,000
Total shares outstanding (in 000's)	—	—	—	—	—	10
Asset coverage ratio for revolving credit agreement	356%	352%	311%	315%[h]	286%[h]	5,644%
Asset coverage per $1,000 for revolving credit agreement	$3,565	$3,523	$3,108	$3,145	$2,862	$56,443
Asset coverage ratio for auction market preferred shares	—	—	—	—	—	255%[i]
Asset coverage per share for auction market preferred shares	—	—	—	—	—	$63,750 [i]
Liquidation preference per share	—	—	—	—	—	$25,000
Average market value per share[j]	—	—	—	—	—	$25,000

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

f  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  For the period June 1, 2009 through June 15, 2010, the Fund utilized temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

i  Includes the effect of the outstanding borrowings from the revolving credit agreement.

j  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers REIT and Preferred Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a sale on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2013.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Common Stock	$630,185,888	$630,185,888	$—	$—
Preferred Securities—$25 Par Value—Banks	65,754,548	60,357,078	5,397,470	—
Preferred Securities—$25 Par Value—Other Industries	127,632,391	127,632,391	—	—
Preferred Securities—Capital Securities—Banks— Foreign	104,574,970	—	101,526,970	3,048,000	[b]
Preferred Securities—Capital Securities—Food	7,418,644	—	—	7,418,644	[c]
Preferred Securities— Capital Securities— Insurance—Life/Health Insurance—Foreign	17,317,595	—	8,851,033	8,466,562	[b]
Preferred Securities— Capital Securities— Other Industries	251,171,330	—	251,171,330	—
Corporate Bonds— Real Estate— Shopping Centers	1,904,085	—	—	1,904,085	[c]
Corporate Bonds— Other Industries	8,543,590	—	8,543,590	—
Money Market Funds	20,200,095	—	20,200,095	—
Total Investments[d]	$1,234,703,136	$818,175,357	$395,690,488	$20,837,291
Forward foreign currency exchange contracts	$33,990	$—	$33,990	$—
Total Appreciation in Other Financial Instruments[d]	$33,990	$—	$33,990	$—

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)[a]
Forward foreign currency exchange contracts	$(94,248)	$—	$(94,248)	$—
Total Depreciation in Other Financial Instruments[d]	$(94,248)	$—	$(94,248)	$—

a  Certain of the Fund's investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

b  Valued utilizing broker quotes.

c  Valued by a pricing service which utilized independent broker quotes.

d  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Food	Preferred Securities— Capital Securities— Insurance— Life/Health Insurance— Foreign	Corporate Bonds— Real Estate— Shopping Centers
Balance as of December 31, 2012	$30,131,705	$20,992,470	$—	$7,210,088	$—	$1,929,147
Purchases	11,668,220	—	3,232,500	—	8,435,720	—
Sales	(16,028,800)	(16,028,800)	—	—	—	—
Amortization	(4,708)	—	(504)	—	(4,204)	—
Realized gain	28,800	28,800	—	—	—	—

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total Investments in Securities	Preferred Securities— Capital Securities— Banks	Preferred Securities— Capital Securities— Banks— Foreign	Preferred Securities— Capital Securities— Food	Preferred Securities— Capital Securities— Insurance— Life/Health Insurance— Foreign	Corporate Bonds— Real Estate— Shopping Centers
Change in unrealized appreciation (depreciation)	$(136,676)	$(171,220)	$(183,996)	$208,556	$35,046	$(25,062)
Transfers out of Level 3[a]	(4,821,250)	(4,821,250)	—	—	—	—
Balance as of June 30, 2013	$20,837,291	$—	$3,048,000	$7,418,644	$8,466,562	$1,904,085

The change in unrealized appreciation/(depreciation) attributable to securities owned on June 30, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $34,545.

a  As of December 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2013, the Fund used significant observable inputs in determining the value of the same investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

At June 30, 2013, the Fund did not have any written option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a foreign forward currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets of the common shares plus the amount of any borrowings, used for leverage, outstanding.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund up to $1 billion, 0.04% of the average daily managed assets of the Fund in excess of $1 billion and up to $1.5 billion and 0.02% of the average daily managed assets of the Fund in excess of $1.5 billion. For the six months ended June 30, 2013, the Fund incurred $354,688 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $8,187 for the six months ended June 30, 2013.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $393,085,284 and $403,280,104, respectively.

Transactions in written options during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2012	—	$—
Options written	1,304	52,056
Options expired	(1,304)	(52,056)
Options outstanding at June 30, 2013	—	$—

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2013 and the effect of derivatives held during the six months ended June 30, 2013, along with the respective location in the financial statements.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Forward foreign currency exchange contracts	Unrealized appreciation	$33,990	Unrealized depreciation	$94,248

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations
Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Forward foreign currency exchange contracts[a]	Net Realized and Unrealized Gain (Loss)	$145,141	$124,396
Equity contracts	Net Realized and Unrealized Gain (Loss)	52,056	—

a  Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

The following summarizes the volume of the Fund's forward foreign currency exchange contracts activity during the six months ended June 30, 2013:

Forward Foreign Currency Exchange Contracts
Average Notional Amount	$15,997,117
Ending Notional Amount	15,962,976

Note 5. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$1,031,162,703
Gross unrealized appreciation	$217,842,305
Gross unrealized depreciation	(14,301,872)
Net unrealized appreciation	$203,540,433

As of December 31, 2012, the Fund had a net capital loss carryforward of $214,197,277, which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryovers, of which $83,236,361 will expire on December 31, 2016 and $130,960,916 will expire on December 31, 2017. In addition, the Fund incurred long-term capital losses of $6,339,125 and net ordinary losses of $1,953,821 after October 31, 2012, that it has elected to treat as arising in the following fiscal year.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not issue any shares of common stock for the reinvestment of dividends.

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") from January 1, 2013 through the fiscal year ended December 31, 2013. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not effect any repurchases.

Note 7. Borrowings

Effective December 26, 2012, the Fund entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund began paying a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. The Fund also pays a fee of 0.55% per annum on the unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days' notice; however, if the Fund exceeds certain net asset value triggers, BNPP may make such changes upon 60 days' notice to the Fund. Also, if the Fund violates certain other conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2013, the Fund had outstanding borrowings of $350,000,000. During the six months ended June 30, 2013, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 1.85%. As of June 30, 2013, the aggregate value of rehypothecated securities, which are reflected as part of investments in securities on the Statement of Assets and Liabilities, was

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

$312,885,639. The value of the outstanding borrowings under the credit agreement exceeded the value of the rehypothecated securities at June 30, 2013. During the six months ended June 30, 2013, the Fund earned $30,189 in fees from rehypothecated securities.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2013. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	41,427,628.703	987,612.930
Richard J. Norman	41,433,544.225	981,697.408
Frank K. Ross	41,431,074.272	984,167.361

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2013) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (06/27/03)	One Year	Five Years	Ten Years	Since Inception (06/27/03)
14.23%	9.77%	8.91%	8.88%	12.34%	8.43%	7.54%	7.55%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Investment Manager and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund's dual focus on REITs and preferred securities is unique and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund's performance with the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Funds' median for the three-and five-year periods ended March 31, 2013, ranking in the second quintile for each, and slightly underperformed the Peer Funds' median for the one-year period, ranking the Fund in the third quintile. The Board of Directors noted that the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2013. The Board of Directors also considered the investment performance of the Fund versus a group of peer funds supplied by the Investment Manager (Manager Peer Funds). The Investment Manager believes that given the unique nature of the Fund, the Manager Peer Funds group provides a more accurate universe for comparison. The Board of Directors noted that the Fund outperformed the Manager Peer Funds' median for the three- and five-year periods ended March 31, 2013, ranking three out of nine and two out of nine, respectively, and performed at the Manager Peer Funds' median for the one-year period ended March 31, 2013, ranking five out of nine. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other funds investing in real estate and preferred securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual management fees and total expense ratios at managed and common asset levels and the contractual management fee at managed asset levels compared to the medians of the Peer Funds, noting that the Fund was lower than the Peer Funds' medians across all categories, ranking in either the first or second quintiles. The Board of Directors also considered the Fund's actual management fees and total expense ratios at managed and common asset levels and the contractual management fee at managed asset levels compared to the Manager Peer Funds' medians, noting that the Fund was lower than the medians across all categories, ranking two out of nine for the total expense ratio at common asset levels and three out of nine for all other categories. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

REIT AND PREFERRED INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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RNPSAR

Semiannual Report June 30, 2013

Cohen & Steers REIT and Preferred Income Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2013